EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SARA CREEK GOLD CORP. (the "Company") on Form 10-Q for the period ended February 28, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean Pomerleau, CEO, CFO, Secretary, Treasurer & Director (Principal executive officer and principal financial officer.), certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 21, 2011

By: __/s/ Jean Pomerleau________________
Name: Jean Pomerleau
Title: President, CEO, CFO, Secretary, Treasurer & Director
(Principal executive officer and principal financial officer.)